Exhibit 99.2

WHOLESALE EXPRESS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

WHOLESALE EXPRESS, LLC

INDEX TO REPORT

DECEMBER 31, 2017 AND 2016

PAGE
INDEPENDENT AUDITOR'S REPORT	1-2
BALANCE SHEETS	3
STATEMENTS OF INCOME AND MEMBER'S EQUITY	4
STATEMENTS OF CASH FLOWS	5
NOTES TO THE FINANCIAL STATEMENTS	6-10

INDEPENDENT AUDITOR’S REPORT

To the Member
Wholesale Express, LLC
Mount Juliet, Tennessee

Report on the Financial Statements

We have audited the accompanying financial statements of Wholesale Express, LLC, which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income and member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125
A N INDEPENDENT MEMBER O F THE B D O ALLIANCE USA

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wholesale Express, LLC as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee

October 23, 2018

WHOLESALE EXPRESS, LLC
BALANCE SHEETS
DECEMBER 31, 2017 AND 2016

ASSETS

	2017	2016
CURRENT ASSETS
Accounts receivable, net of allowance	$1,817,382	$967,313
Accounts receivable - related party	15,284	27,111
Prepaid expenses	79,729	33,640
Total current assets	1,912,395	1,028,064
PROPERTY AND EQUIPMENT
Leasehold improvements	24,396	-
Accumulated depreciation	(953)	-
Cost less accumulated amortization	23,443	-
OTHER ASSETS
Due from related party	215,000	-
TOTAL ASSETS	$2,150,838	$1,028,064
LIABILITIES AND MEMBER'S EQUITY
CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$105,828	$127,234
Accounts payable	577,075	308,984
Due to related party	-	70,000
Accrued state taxes	21,300	1,300
Deferred tax	79,000	34,000
Total current liabilities	783,203	541,518
MEMBER'S EQUITY	1,367,635	486,546
TOTAL LIABILITIES AND MEMBER'S EQUITY	$2,150,838	$1,028,064

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC
STATEMENTS OF INCOME AND MEMBER'S EQUITY
YEARS ENDED DECEMBER 31, 2017 AND 2016

	2017	2016
REVENUES	$19,153,124	$10,132,367
COST OF REVENUES	15,402,561	8,224,396
Gross profit	3,750,563	1,907,971
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSE	2,807,901	1,376,781
OPERATING INCOME	942,662	531,190
INCOME TAX EXPENSE
Current income taxes	16,573	-
Deferred tax expense	45,000	34,000
Total income tax expense	61,573	34,000
NET INCOME	881,089	497,190
Member's equity (deficit) - beginning of year	486,546	(10,644)
Member's equity - end of year	$1,367,635	$486,546

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2017 AND 2016

	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$881,089	$497,190
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	953	-
Provision for deferred income taxes	45,000	34,000
Changes in current assets and liabilities:
Accounts receivable	(838,242)	(994,424)
Prepaid expenses	(46,089)	(33,640)
Due from related party	(215,000)	-
Due to related party	(70,000)	(30,000)
Accrued taxes	20,000	1,300
Accounts payable	268,091	305,331
Net cash from operating activities	45,802	(220,243)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(24,396)	-
Net cash from investing activities	(24,396)	-
CASH FLOWS FROM FINANCING ACTIVITIES
Checks drawn in excess of bank balance	(21,406)	127,234
Net cash from financing activities	(21,406)	127,234
NET CHANGE IN CASH	-	(93,009)
Cash - beginning of year	-	93,009
Cash - end of year	$-	$-

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 1 – NATURE OF OPERATIONS

Wholesale Express, LLC, (the Company) is a Tennessee based limited liability company headquartered in Mt. Juliet, Tennessee. The Company is a nationwide high volume automotive transport company and is engaged in domestic freight brokerage.

The Company shares common ownership as their related company Wholesale Inc. Wholesale Inc. is a used car retailer and wholesaler based in Mt. Juliet, Tennessee.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Principles

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board has established the Accounting Standards Codification as the sole source of authoritative GAAP.

Cash

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. The Company maintains an account with a financial institution which may exceed federally insured amounts at times.

Accounts Receivable

Accounts receivable includes certain amounts due from customers and Wholesale Inc. Management believes the Company maintains an adequate allowance for uncollectible accounts. As of December 31, 2017 and 2016, the allowance for doubtful accounts was $64,000 and $35,000, respectively.

Management considers all trade receivables ninety days past due as delinquent. Interest is not charged on accounts considered delinquent.

Property and Equipment

Property and equipment consist of leasehold improvements that are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the depreciable assets. Depreciation expense totaled $953 for the year ended December 31, 2017. There were no assets placed into service before 2017 and therefore no accompanying depreciation expense. The estimated useful life of the leasehold improvements is 15 years.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

The Company is primarily a non-asset based carrier and as such owns no transportation assets. Revenue is derived from the purchase of transportation services from direct (asset-based) carriers and resale of those services to customers as an indirect carrier. Revenues related to shipments are recognized based on the terms in the contract of carriage, primarily when goods reach their destination.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company, with the consent of its member, has elected to be taxed as a pass through entity under the provisions of the Internal Revenue Code. The member is personally liable for their proportionate share of the Company’s federal taxable income. Therefore, no provision for federal income taxes is reflected in these financial statements. The Company is a taxable entity for state purposes.

Uncertain Tax Positions

The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the positions will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50% likely of being realized upon settlement with the applicable taxing authority. As of December 31, 2017, the Company has not recognized liabilities for uncertain tax positions or associated interest and penalties. The Company’s evaluation was performed for the tax years ended December 31, 2016 through December 31, 2017, for U.S. federal income tax, and for the State of Tennessee, the years which remain subject to examination as of December 31, 2017.

Advertising

Advertising costs are charged to operations when incurred. Advertising expense totaled $12,665 and $2,918 for the years ended December 31, 2017 and 2016, respectively.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 3 – OPERATING LEASES

The Company leases facilities in Arizona and Michigan under noncancelable operating leases which expire at various dates through August 31, 2021. The leases generally require the Company to pay taxes, maintenance, and insurance. Management expects that in the normal course of business, leases that expire will be renewed or replaced by other leases. The Company also rents a facility in Tennessee from Wholesale Inc. on a month to month basis. Rent expense for the years ended December 31, 2017 and 2016 was $74,417 and $43,560. Future monthly rentals under the property leases are as follows:

Year Ending December 31,	Amount
2018	$115,966
2019	127,595
2020	123,362
2021	34,800
$401,723

NOTE 4 – RELATED PARTY TRANSACTIONS

 Transactions and outstanding balances with Wholesale Inc. which is under common control as of December 31:

	2017	2016
Due to	$-	$70,000
Due from	215,000	-
Accounts receivable	15,284	27,112
Accounts payable	34,756	42,099
Sales	538,954	559,641
Reimbursements	97,263	110,410
Expenses	276,241	271,406

 NOTE 5 – INCOME TAXES

 The state income tax provision for the year ended December 31, 2017, is as follows:

	2017	2016
Current tax expense	$16,573	$-
Deferred tax expense	45,000	34,000
Total provision for income taxes	$61,573	$34,000

Net deferred income taxes on the balance sheet as of December 31, 2017, include the following amounts of deferred income tax assets and liabilities:

	2017	2016
Deferred tax assets	$-	$13,000
Deferred tax liabilities	(79,000)	(47,000)
Net	$(79,000)	$(34,000)

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 5 – INCOME TAXES (Continued)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities. The deferred income tax assets and liabilities results from the use of accelerated methods of depreciation of property and equipment, the use of cash basis reporting for income tax purposes and net operating loss carryforwards.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

During the normal course of its operations, the Company from time to time becomes involved in various legal actions. Management is of the opinion that as of December 31, 2017 and 2016, there were no existing or pending legal actions which will have a material effect on the financial condition of the Company.

NOTE 7 – CREATION OF WHOLESALE EXPRESS, LLC

The Company was previously a division of Wholesale Inc. As of January 1, 2016, a separate company was created and business operations began. The opening balance sheets are summarized as follows:

Cash	$93,009
Total current assets	93,009
Total assets	$93,009

Accounts payable	$3,652
Advance from Wholesale Inc.	100,000
Total current liabilities	103,652
Member’s deficit	(10,643)
Total liabilities and members’ deficit	$93,009

NOTE 8 – NEW ACCOUNTING PRONOUNCEMENTS

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), a new standard on revenue recognition. Further, the FASB has issued a number of additional ASU's regarding the new revenue recognition standard. The new standard, as amended, will supersede existing revenue recognition guidance and apply to all entities that enter into contracts to provide goods or services to customers. The guidance also addresses the measurement and recognition of gains and losses on the sale of certain nonfinancial assets, such as real estate, property, and equipment. The new standard will become effective for annual reporting periods beginning on or after December 15, 2018 and interim periods within that year. The standard can be adopted either retrospectively to each reporting period presented or as a cumulative effect adjustment as of the date of adoption. Early adoption of the standard is permitted, but not before annual reporting periods beginning on or after December 15, 2017. We have performed a preliminary evaluation of this standard and plan to adopt it effective January 1, 2019.
9

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 8 – NEW ACCOUNTING PRONOUNCEMENTS (Continued)

We cannot currently estimate the impact of this change upon adoption of this standard and will continue to review the impact of this standard on potential disclosure changes in our financial statements, as well as which transition approach will be applied. Our evaluation of this standard will continue through the date of adoption.

The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for both in the statement of activities and the statement of cash flows in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's financial statements for the year ending December 31, 2020, with earlier implementation permitted. The Company's management has not determined the impact on its financial statements as a result of implementing ASU 2016-02.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to the balance sheet date through the date of the independent auditor’s report (the date the financial statements were available to be issued) for potential recognition or disclosure in the combined financial statements. Other than the matter identified below, management has not identified any additional items requiring recognition or disclosure.

In August 2018 the management signed a letter of intent to sell the equity interest of the company and is currently negotiating a final agreement for those transactions.